                                                                      EXHIBIT 24



                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 1998.



                                        Richard G. Cline
                                       -----------------------------------
                                        Richard G. Cline

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 1998.



                                        Robert J. Darnall
                                       --------------------------------------
                                        Robert J. Darnall

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 1998.



                                        James A. Henderson
                                       ------------------------------------
                                        James A. Henderson

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 1998.



                                        Neil S. Novich
                                       ---------------------------------------
                                        Neil S. Novich

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1998.



                                        Jerry K. Pearlman
                                       ---------------------------------------
                                        Jerry K. Pearlman

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 1998.



                                        Donlad S. Perkins
                                       ------------------------------------
                                        Donald S. Perkins

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 1998.



                                        Jean-Pierre Rosso
                                       -------------------------------------
                                        Jean-Pierre Rosso

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Jay M. Gratz, Vicki L. Avril and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1997, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1998.



                                        Ronald L. Thompson
                                       -----------------------------------
                                        Ronald L. Thompson